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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1998

                                  MAPICS, INC.
             (Exact name of Registrant as specified in its charter)


         GEORGIA                    0-18674                     04-2711580
(State of Incorporation)      (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)


                             5775-D GLENRIDGE DRIVE
                                    SUITE 300
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)


                                 (404) 705-3000
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS

         On March 30, 1998, MAPICS, Inc., a Massachusetts corporation ("MAPICS-Mass."), and MAPICS, Inc., a Georgia corporation (the "Registrant"), entered into an Agreement and Plan of Merger. Pursuant thereto, on March 31, 1998, MAPICS-Mass. merged with and into the Registrant, with the Registrant being the sole surviving corporation.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAPICS, INC.
                                        (REGISTRANT)



                                        /s/   Martin D. Avallone
                                        ---------------------------------------
                                        Martin D. Avallone
                                        General Counsel and Secretary


Date:  April 2, 1998